                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                Date of Report
                       (Date of earliest event reported)
                              September 20, 1996



                   TUBOSCOPE VETCO INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


      Delaware                       0-18312               76-0252850
(State or other jurisdiction       (Commission           (IRS Employer
    of incorporation)              File Number)        Identification No.)


2835 Holmes Road, Houston, Texas                 77051
(Address of principal executive offices)      (Zip Code)


                                (713) 799-5100
             (Registrant's telephone number, including area code)
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


                                                      Total Number of Pages:  37
                                                                             ---
                                                Exhibit Index Located at Page  4
                                                                              --

                                       1
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 20, 1996, pursuant to that certain Stock Purchase and Sale Agreement dated as of September 6, 1996, that certain Addendum No. 1 to the Stock Purchase and Sale Agreement dated as of September 20, 1996 and that certain Addendum No. 2 to the Stock Purchase and Sale Agreement dated as of September 20, 1996 (copies of which are attached hereto as Exhibits 2.1, 2.2 and 2.3, respectively), Tuboscope Vetco International Corporation (the "Company"), through its subsidiaries, acquired all of the outstanding shares of capital stock of Vetco Pipeline Services, Inc. ("Vetco Pipeline") for an aggregate purchase price of $8.5 million in cash plus additional earnout consideration contingent upon the realization of gross profit from certain contracts.

         Vetco Pipeline provides pipeline inspection services via the use of sophisticated, intelligent "Pigs" that are propelled through the pipelines to locate corrosion and other defects. The Company works closely with pipeline operators to identify defects which can create safety and environmental hazards. Inspection through intelligent pigging is a critical component of pipeline integrity management.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Vetco Pipeline Services, Inc.

              It is impracticable to provide the required financial statement at the time of the filing of this report. The required financial statements will be filed within 60 days of the date hereof.

         (b)  Pro Forma Financial Information.

              It is impracticable to provide the required pro forma financial information at the time of the filing of this report. The required pro forma financial information will be filed within 60 days of the date hereof.

         (c)  Exhibits.

         2.1 Stock Purchase and Sale Agreement dated as of September 6, 1996 by and among Tuboscope Pipeline Services, Inc., Vetco Pipeline Services, Inc., Rauma USA, Inc. and Rauma Corporation.

         2.2 Addendum No. 1 to Stock Purchase and Sale Agreement dated as of September 20, 1996 by and among Tuboscope Pipeline Services, Inc., Vetco Pipeline Services, Inc., Rauma USA, Inc. and Rauma Corporation.

         2.3 Addendum No. 2 to Stock Purchase and Sale Agreement dated as of September 20, 1996 by and among Tuboscope Pipeline Services, Inc., Vetco Pipeline Services, Inc., Rauma USA, Inc. and Rauma Corporation.

        99.1  Text of Press Release dated September 23, 1996.

                                       2
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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          TUBOSCOPE VETCO INTERNATIONAL CORPORATION



Date: October 7, 1996      By: /s/ JOSEPH C. WINKLER
                               ---------------------
                               Joseph C. Winkler
                               Executive Vice President, Chief Financial Officer and Treasurer

                                       3
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                           EXHIBIT INDEX TO FORM 8-K


Exhibit                           Description                         Sequentially
 No.                                                                 Numbered Page
2.1          Stock Purchase and Sale Agreement dated as of                   5
             September 6, 1996 by and among Tuboscope Pipeline
             Services, Inc., Vetco Pipeline Services, Inc., Rauma
             USA, Inc. and Rauma Corporation.

2.2          Addendum No. 1 to Stock Purchase and Sale                      33
             Agreement dated as of September 20, 1996 by and
             among Tuboscope Pipeline Services, Inc., Vetco
             Pipeline Services, Inc., Rauma USA, Inc. and Rauma
             Corporation.

2.3          Addendum No. 2 to Stock Purchase and Sale                      35
             Agreement dated as of September 20, 1996 by and
             among Tuboscope Pipeline Services, Inc., Vetco
             Pipeline Services, Inc., Rauma USA, Inc. and Rauma
             Corporation.

99.1         Text of Press Release dated September 23, 1996                 37

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